SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


--------------------------------------------------------------------------------

                                    FORM 8-K

--------------------------------------------------------------------------------

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): AUGUST 22, 2005

--------------------------------------------------------------------------------

                               MAYTAG CORPORATION
               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

--------------------------------------------------------------------------------

        DELAWARE                         1-655                   42-0401785
----------------------------- ----------------------------- --------------------
(STATE OR OTHER JURISDICTION     (COMMISSION FILE NUMBER)     (IRS EMPLOYER
    OF INCORPORATION)                                     IDENTIFICATION NUMBER)

  403 WEST FOURTH STREET NORTH, NEWTON IOWA                       50208
------------------------------------------------------- ------------------------
  (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                     (ZIP CODE)

                                 (641) 792-7000
--------------------------------------------------------------------------------
               REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE

                                 NOT APPLICABLE
--------------------------------------------------------------------------------
          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

--------------------------------------------------------------------------------

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|X| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

                                TABLE OF CONTENTS

ITEM 1.01         ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

                  On August 22, 2005, Maytag Corporation (the "Company") entered into an Agreement and Plan of Merger (the "Merger Agreement"), among Whirlpool Corporation ("Parent" or "Whirlpool") and Whirlpool Acquisition Co., a wholly owned subsidiary of Whirlpool Corporation ("Merger Sub").

         WHIRLPOOL MERGER AGREEMENT

                  The Merger Agreement provides for a business combination whereby Merger Sub will merge with and into the Company (the "Merger"). As a result of the Merger, the separate corporate existence of Merger Sub will cease and the Company will continue as the surviving corporation in the Merger. At the effective time of the Merger, each share of common stock of the Company (other than shares owned by the Company, Parent and Merger Sub) will be converted in a taxable transaction into the right to receive $10.50 in cash and between 0.1144 and 0.1398 of a share of Whirlpool stock. The amount of Whirlpool stock to be issued in exchange for each Company share will depend upon the volume weighted average trading price of Whirlpool's stock during a 20 trading day period ending shortly before the merger. Maytag shareholders will receive 0.1144 of a share of Whirlpool stock if the average Whirlpool stock price is $91.79 or greater and
0.1398 if it is $75.10 or less; between the two prices, the exchange ratio will vary proportionately. Each outstanding stock option will vest and convert into stock options to purchase the equivalent value of Whirlpool common stock, subject to adjustment (with the exercise price adjusted to equitably reflect the merger) and will continue to be exercisable in accordance with the terms of the option.

                  The Merger is subject to the approval of the Company's stockholders. In addition, the Merger is subject to clearance under the Hart-Scott-Rodino Antitrust Improvements Act, as well as other customary closing conditions. In the Merger Agreement, Whirlpool has agreed to pay a "reverse break up fee" of $120,000,000 if the transaction cannot be closed due to an inability to obtain regulatory approval. Whirlpool has also agreed to provide the Company with up to $15 million for retention of the Company's employees.

                  The Merger Agreement contains certain termination rights for both the Company and Parent, and further provides that, upon termination of the Merger Agreement under certain circumstances, the Company may be obligated to pay Parent a termination fee of $60 million and to reimburse Whirlpool for the $40 million paid to the Company to satisfy the Company's obligations under the Triton Acquisition Holding merger agreement.

                  A copy of the Merger Agreement is attached hereto as Exhibit
10.01 and is incorporated herein by reference. The foregoing description of the Merger Agreement is qualified in its entirety by reference to the full text of the Merger Agreement.


         RIGHTS AMENDMENT

                  Immediately prior to the execution of the Merger Agreement, on August 22, 2005, the Company entered into an Amendment (the "Amendment") to its Rights Agreement, dated as of February 12, 1998, between the Company and Computershare Investor Services LLC (as amended the "Rights Agreement") for the purpose of amending the Rights Agreement to render it inapplicable to the Merger Agreement, the Merger and the other transactions contemplated thereby.

                  A copy of the Amendment is attached hereto as Exhibit 4.01 and is incorporated herein by reference. The foregoing description of the Amendment is qualified in its entirety by reference to the full text of the Amendment.

         NONQUALIFIED PLANS AMENDMENTS

                  On August 22, 2005, prior to the approval by the Company's Board of Directors (the "Board") of the Merger Agreement and the Merger, the Board adopted amendments to each of the Maytag Corporation Supplemental Retirement Plan I, the Maytag Corporation Supplemental Retirement Plan II, the Maytag Corporation Deferred Compensation Plan I, and the Maytag Corporation Deferred Compensation Plan II, providing that the Board could, prior to a potential change of control or change of control event that would otherwise trigger certain funding requirements under such plans, determine that such funding requirements would not apply in connection with such event. The Board resolved prior to taking action on the Merger Agreement and proposed Merger that the funding requirements under such plans would not apply in connection with the execution of the Merger Agreement or the consummation of the Merger.

                  In connection with the proposed Merger, Whirlpool and the Company will prepare a joint proxy statement/prospectus for the shareholders of the Company to be filed with the SEC. Before making any voting decision, the Company's shareholders are urged to read the proxy statement/prospectus regarding the Merger carefully in its entirety when it becomes available because it will contain important information about the proposed transaction. The Company's shareholders and other interested parties will be able to obtain, without charge, a copy of the proxy statement/prospectus (when available) and other relevant documents filed with the SEC from the SEC's website at http://www.sec.gov. The Company's shareholders and other interested parties will also be able to obtain, without charge, a copy of the proxy statement and other relevant documents (when available) by directing a request by mail or telephone to Maytag Corporation, 403 West Fourth Street North, Newton, Iowa 50208, telephone: 641-792-7000, or from Maytag's website, http://www.maytag.com.

ITEM 1.02         TERMINATION OF A MATERIAL DEFINITIVE AGREEMENT.

                On August 22, 2005, the Company terminated the Agreement and Plan of Merger (the "Triton Merger Agreement"), dated as of May 19, 2005, among Triton Acquisition Holding Co. ("Triton Acquisition Holding") and Triton Acquisition Co., a wholly owned subsidiary of Triton Acquisition Holding Co. ("Triton Acquisition"), in connection with the Company's entry into the Merger Agreement with Whirlpool described in Item 1.01 above.

                  In connection with the termination of the Triton Merger Agreement, the Company paid to Triton Acquisition Holding a termination fee of $40,000,000. In accordance with Whirl-pool's August 10, 2005 offer, as modified on August 12, 2005, Whirlpool reimbursed the Company for the $40,000,000.

                  For a description of the terms and conditions of the Triton Merger Agreement that are material to the Company, please see the description set forth in the Form 8-K of the Company filed on May 23, 2005, which is incorporated herein by reference.

ITEM 3.03         MATERIAL MODIFICATION TO RIGHTS OF SECURITY HOLDERS.

                  Please see the disclosure set forth under "Item 1.01 Entry into a Material Definitive Agreement" which is incorporated by reference into this Item 3.03.


ITEM 8.01         OTHER EVENTS.

                  On August 22, 2005, the Company issued a press release announcing the signing of the Merger Agreement, a copy of which is filed as
Exhibit 99.1 hereto.

                  ITEM 9.01         FINANCIAL STATEMENTS AND EXHIBITS

                  (a) Not applicable.

                  (b) Not applicable.

                  (c) Exhibits.


EXHIBIT NO.                      DESCRIPTION
4.01 Amendment to Rights Agreement, dated as of August 22, 2005, between the Company and Computershare Investor Services LLC.

10.01 Agreement and Plan of Merger, dated as of August 22, 2005, among Whirlpool Corporation, Whirlpool Acquisition Co.
                      and Maytag Corporation.

99.1                  Press Release

                                    SIGNATURE

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  August 22, 2005

                                       MAYTAG CORPORATION


                                       By:  /s/ Roger K. Scholten
                                          --------------------------------------
                                       Name:     Roger K. Scholten
                                       Title:    Sr. V.P. & General Counsel

                                  EXHIBIT INDEX

EXHIBIT NUMBER                               DESCRIPTION
4.01 Amendment to Rights Agreement, dated as of August 22, 2005, between the Company and Computershare Investor Services LLC.

10.01 Agreement and Plan of Merger, dated as of August 22, 2005, among Triton Acquisition Holding Co., Triton Acquisition Co. and Maytag Corporation.

99.1                  Press Release